POWER OF ATTORNEY



KNOW ALL BY THESE PRESENTS:

        I, the undersigned director of Wachovia Corporation, do hereby make, constitute and appoint Kenneth W. McAllister and William M. Watson, Jr., and each of them (either of whom may act without the consent or joinder of the other), my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and in my behalf a Registration Statement on Form S-8 under the Securities Act of 1933, and any post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I the undersigned have executed this Power of Attorney as of the 1st day of April 1999.



                                                   /s/ L.M. Baker, Jr.
                                                   -----------------------------
                                                   L.M. Baker, Jr.

                                POWER OF ATTORNEY



KNOW ALL BY THESE PRESENTS:

        I, the undersigned director of Wachovia Corporation, do hereby make, constitute and appoint Kenneth W. McAllister and William M. Watson, Jr., and each of them (either of whom may act without the consent or joinder of the other), my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and in my behalf a Registration Statement on Form S-8 under the Securities Act of 1933, and any post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I the undersigned have executed this Power of Attorney as of the 1st day of April 1999.



                                                   /s/ James S. Balloun
                                                   -----------------------------
                                                   James S. Balloun

                                POWER OF ATTORNEY



KNOW ALL BY THESE PRESENTS:

        I, the undersigned director of Wachovia Corporation, do hereby make, constitute and appoint Kenneth W. McAllister and William M. Watson, Jr., and each of them (either of whom may act without the consent or joinder of the other), my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and in my behalf a Registration Statement on Form S-8 under the Securities Act of 1933, and any post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I the undersigned have executed this Power of Attorney as of the 1st day of April 1999.



                                                   /s/ Peter C. Browning
                                                   -----------------------------
                                                   Peter C. Browning

                                POWER OF ATTORNEY



KNOW ALL BY THESE PRESENTS:

        I, the undersigned director of Wachovia Corporation, do hereby make, constitute and appoint Kenneth W. McAllister and William M. Watson, Jr., and each of them (either of whom may act without the consent or joinder of the other), my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and in my behalf a Registration Statement on Form S-8 under the Securities Act of 1933, and any post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I the undersigned have executed this Power of Attorney as of the 1st day of April 1999.



                                                   /s/ John T. Casteen, III
                                                   -----------------------------
                                                   John T. Casteen, III

                                POWER OF ATTORNEY



KNOW ALL BY THESE PRESENTS:

        I, the undersigned director of Wachovia Corporation, do hereby make, constitute and appoint Kenneth W. McAllister and William M. Watson, Jr., and each of them (either of whom may act without the consent or joinder of the other), my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and in my behalf a Registration Statement on Form S-8 under the Securities Act of 1933, and any post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I the undersigned have executed this Power of Attorney as of the 1st day of April 1999.



                                                   /s/ John L. Clendenin
                                                   -----------------------------
                                                   John L. Clendenin

                                POWER OF ATTORNEY



KNOW ALL BY THESE PRESENTS:

        I, the undersigned director of Wachovia Corporation, do hereby make, constitute and appoint Kenneth W. McAllister and William M. Watson, Jr., and each of them (either of whom may act without the consent or joinder of the other), my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and in my behalf a Registration Statement on Form S-8 under the Securities Act of 1933, and any post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I the undersigned have executed this Power of Attorney as of the 1st day of April 1999.



                                                   /s/ Thomas K. Hearn, Jr.
                                                   -----------------------------
                                                   Thomas K. Hearn, Jr.

                                POWER OF ATTORNEY



KNOW ALL BY THESE PRESENTS:

        I, the undersigned director of Wachovia Corporation, do hereby make, constitute and appoint Kenneth W. McAllister and William M. Watson, Jr., and each of them (either of whom may act without the consent or joinder of the other), my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and in my behalf a Registration Statement on Form S-8 under the Securities Act of 1933, and any post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I the undersigned have executed this Power of Attorney as of the 1st day of April 1999.



                                                   /s/ George W. Henderson, III
                                                   -----------------------------
                                                   George W. Henderson, III

                                POWER OF ATTORNEY



KNOW ALL BY THESE PRESENTS:

        I, the undersigned director of Wachovia Corporation, do hereby make, constitute and appoint Kenneth W. McAllister and William M. Watson, Jr., and each of them (either of whom may act without the consent or joinder of the other), my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and in my behalf a Registration Statement on Form S-8 under the Securities Act of 1933, and any post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I the undersigned have executed this Power of Attorney as of the 1st day of April 1999.



                                                   /s/ W. Hayne Hipp
                                                   -----------------------------
                                                   W. Hayne Hipp

                                POWER OF ATTORNEY



KNOW ALL BY THESE PRESENTS:

        I, the undersigned director of Wachovia Corporation, do hereby make, constitute and appoint Kenneth W. McAllister and William M. Watson, Jr., and each of them (either of whom may act without the consent or joinder of the other), my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and in my behalf a Registration Statement on Form S-8 under the Securities Act of 1933, and any post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I the undersigned have executed this Power of Attorney as of the 1st day of April 1999.



                                                   /s/ Robert A. Ingram
                                                   -----------------------------
                                                   Robert A. Ingram

                                POWER OF ATTORNEY



KNOW ALL BY THESE PRESENTS:

        I, the undersigned director of Wachovia Corporation, do hereby make, constitute and appoint Kenneth W. McAllister and William M. Watson, Jr., and each of them (either of whom may act without the consent or joinder of the other), my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and in my behalf a Registration Statement on Form S-8 under the Securities Act of 1933, and any post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I the undersigned have executed this Power of Attorney as of the 1st day of April 1999.



                                                   /s/ George R. Lewis
                                                   -----------------------------
                                                   George R. Lewis

                                POWER OF ATTORNEY



KNOW ALL BY THESE PRESENTS:

        I, the undersigned director of Wachovia Corporation, do hereby make, constitute and appoint Kenneth W. McAllister and William M. Watson, Jr., and each of them (either of whom may act without the consent or joinder of the other), my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and in my behalf a Registration Statement on Form S-8 under the Securities Act of 1933, and any post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I the undersigned have executed this Power of Attorney as of the 1st day of April 1999.



                                                   /s/ Elizabeth Valk Long
                                                   -----------------------------
                                                   Elizabeth Valk Long

                                POWER OF ATTORNEY



KNOW ALL BY THESE PRESENTS:

        I, the undersigned director of Wachovia Corporation, do hereby make, constitute and appoint Kenneth W. McAllister and William M. Watson, Jr., and each of them (either of whom may act without the consent or joinder of the other), my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and in my behalf a Registration Statement on Form S-8 under the Securities Act of 1933, and any post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I the undersigned have executed this Power of Attorney as of the 1st day of April 1999.



                                                   /s/ John G. Medlin, Jr.
                                                   -----------------------------
                                                   John G. Medlin, Jr.

                                POWER OF ATTORNEY



KNOW ALL BY THESE PRESENTS:

        I, the undersigned director of Wachovia Corporation, do hereby make, constitute and appoint Kenneth W. McAllister and William M. Watson, Jr., and each of them (either of whom may act without the consent or joinder of the other), my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and in my behalf a Registration Statement on Form S-8 under the Securities Act of 1933, and any post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I the undersigned have executed this Power of Attorney as of the 1st day of April 1999.



                                                   /s/ Lloyd U. Noland, III
                                                   -----------------------------
                                                   Lloyd U. Noland, III

                                POWER OF ATTORNEY



KNOW ALL BY THESE PRESENTS:

        I, the undersigned director of Wachovia Corporation, do hereby make, constitute and appoint Kenneth W. McAllister and William M. Watson, Jr., and each of them (either of whom may act without the consent or joinder of the other), my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and in my behalf a Registration Statement on Form S-8 under the Securities Act of 1933, and any post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I the undersigned have executed this Power of Attorney as of the 1st day of April 1999.



                                                   /s/ Sherwood H. Smith, Jr.
                                                   -----------------------------
                                                   Sherwood H. Smith, Jr.

                                POWER OF ATTORNEY



KNOW ALL BY THESE PRESENTS:

        I, the undersigned director of Wachovia Corporation, do hereby make, constitute and appoint Kenneth W. McAllister and William M. Watson, Jr., and each of them (either of whom may act without the consent or joinder of the other), my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and in my behalf a Registration Statement on Form S-8 under the Securities Act of 1933, and any post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I the undersigned have executed this Power of Attorney as of the 1st day of April 1999.



                                                   /s/ John C. Whitaker, Jr.
                                                   -----------------------------
                                                   John C. Whitaker, Jr.